SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: March 29, 2006


                           NEOMEDIA TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     0-21743                 36-3680347
          --------                     -------                 ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


   2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA             33901
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       (Address of principal executive offices)                (Zip code)

   Registrant's telephone number, including area code:       (239) 337-3434
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                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01 OTHER EVENTS

      On March 29, 2006, Cornell Capital Partners, LP ("Cornell Capital") exercised warrants (the "Warrants") to purchase 20,000,000 shares of common stock, par value $0.01 per share, of NeoMedia Technologies, Inc. a Delaware corporation (the "Company"). The Warrants were issued to Cornell Capital on March 30, 2005 as a commitment fee for Cornell Capital entering into that certain Standby Equity Distribution Agreement, dated March 30, 2006 by and between the Company and Cornell Capital. The Warrants have an exercise price equal to $0.20 per share. In connection with the exercise of the 20,000,000 Warrants, the Company received proceeds equal to $4,000,000.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 30, 2006           NEOMEDIA TECHNOLOGIES, INC.

                                  By:      /s/ Charles T. Jensen
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                                  Name:     Charles T. Jensen
                                  Its:     Chief Executive Officer and Director



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